THE NEEDHAM FUNDS, INC.
                                 445 PARK AVENUE
                            NEW YORK, NEW YORK 10022



                        SUPPLEMENT DATED AUGUST 26, 2005
                       TO PROSPECTUS DATED APRIL 26, 2005

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.



         The section of The Needham Funds, Inc.'s (the "Funds") Prospectus entitled "Additional Information on Redemptions" has been amended by adding the following sentences to the end of the seventh sentence of the first paragraph:

                  The Funds' Transfer Agent is unable to track or assess redemption fees on omnibus account shares redeemed through financial intermediaries. The Funds are dependent on financial intermediaries to track and assess redemption fees due on omnibus account shares on the Funds' behalf, and the Funds and the financial intermediaries have limited ability to effectively track, assess and collect redemption fees on shares redeemed through the financial intermediaries.

The following sentence has been added to the end of the second paragraph:

                  In addition, each Fund will waive the 2.00% redemption fee on shares acquired as a result of reinvested distributions.